CAPITAL RISK MANAGEMENT	12 Months Ended
Mar. 31, 2021
Capital Risk Management [Abstract]
CAPITAL RISK MANAGEMENT	CAPITAL RISK MANAGEMENT
The Company’s capital allocation priorities continue to be focused on:
(i)     Investing in superior and sustainable growth opportunities;
(ii)    Maintaining a strong financial position consistent with the Company’s investment grade profile;
(iii)   Providing current returns to shareholders.

The Company manages its capital structure and makes corresponding adjustments based on changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, issue new shares or debt, use cash to reduce debt or repurchase shares.

To accomplish its objectives stated above, the Company monitors its capital on the basis of the net debt to capital. This ratio is calculated as net debt divided by the sum of the net debt and total equity. Net debt is calculated as total debt, including the short-term portion (as presented in the consolidated statement of financial position and including non-recourse debt) less cash and cash equivalents. Total equity comprises share capital, contributed surplus, accumulated other comprehensive income, retained earnings and non-controlling interests.
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

	2021	2020
Total long-term debt (Note 21)	$2,351.5	$3,312.2
Less: cash and cash equivalents	(926.1)	(946.5)
Net debt	$1,425.4	$2,365.7
Equity	3,212.8	2,578.3
Total net debt plus equity	$4,638.2	$4,944.0
Net debt: equity	31:69	48:52
The Company has certain debt agreements which require the maintenance of a certain level of capital.